EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1997 included in Newell Co. s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                      /s/ Arthur Andersen LLC
                                      -----------------------------
                                      ARTHUR ANDERSEN LLC


   Milwaukee, WI
   October 17, 1997